SUPPLEMENT TO THE PROSPECTUS

The following information supplements and supersedes any contrary information contained in the Prospectus:

At a special meeting of shareholders held June 22, 1999, shareholders of the Fund approved a proposal to change the investment management fee for the Fund. Effective June 30, 1999, the management fee is at the annual rate of 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.


To be attached to the cover page of the Class A and Class Y Prospectus of United High Income Fund II, Inc. dated January 31, 1999.

This Supplement is dated June 30, 1999.

NUS2015A